         COMMON SHARES            [INSERT PICTURE]       COMMON SHARES


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  NUMBER           ORGANIZED UNDER THE LAWS                   SHARES
                     OF THE COMMONWEALTH
U-                    OF MASSACHUSETTS
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               THIS CERTIFICATE IS TRANSFERABLE        SEE REVERSE FOR
                      IN NEW YORK CITY                 CERTAIN DEFINITIONS

                                                          CUSIP 67070 R 10 4
                                                                ------------

                   Nuveen Virginia Dividend Advantage Municipal Fund 2

THIS   CERTIFIES THAT





IS TH  E OWNER OF

 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST $.01 PAR
                                   VALUE OF

Nuveen Virginia Dividend Advantage Municipal Fund 2 (herein called the "Fund") transferable on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund establishing the Fund as a Massachusetts business trust, and all amendments thereto (copies of which are on file with the Secretary of the Commonwealth of Massachusetts) and the Fund's By-Laws, as amended (copies of which are on file at the principal office of the Fund), to all of which the holder by acceptance hereof expressly assents. This Certificate is executed on behalf of the Fund by the officers as officers and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Fund.

Dated                        Nuveen Virginia Dividend Advantage Municipal Fund 2

COUNTERSIGNED AND REGISTERED:
     THE CHASE MANHATTAN BANK
                      TRANSFER AGENT
                       AND REGISTRAR
BY                               /s/ G. R. Zimmerman /s/ Timothy R. Schwertfeger
                  AUTHORIZED OFFICER    SECRETARY    CHAIRMAN OF THE BOARD

               Nuveen Virginia Dividend Advantage Municipal Fund 2

Nuveen Virginia Dividend Advantage Municipal Fund 2 (the "Fund") will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of beneficial interest of each class or series of the Fund authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Fund.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - .......Custodian.......
TEN ENT - as tenants by the                                (Cust)     (Minor)
          entireties                                     under Uniform Gifts to
JT TEN  - as joint tenants with                          Minors Act.............
          right of survivorship and                                   (State)
          not as tenants in common

    Additional abbreviations may also be used though not in the above list.


For value Received _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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--------------------------------------------------------------------------------
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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                                                                   Common Shares
-------------------------------------------------------------------

of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said shares on the books of the within-named Fund, with full power of substitution in the premises.
Dated
     -------------------------------

                                      X
                                        ----------------------------------------

                                      X
                                        ----------------------------------------

                                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.